                                                             Exbihit 10.2.1


                                    AMENDMENT

                  THIS AMENDMENT is entered into as of May 18, 1998, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), AMBOY BUS CO., INC., a New York corporation, ATLANTIC-CONN. TRANSIT, INC., a Connecticut corporation, ATLANTIC-HUDSON, INC., a New York corporation, ATLANTIC PARATRANS, INC., a New York corporation, ATLANTIC PARATRANS OF KENTUCKY INC., a Kentucky corporation, ATLANTIC EXPRESS COACHWAYS, INC., a New Jersey corporation, ATLANTIC EXPRESS OF MISSOURI INC., a Missouri corporation, ATLANTIC EXPRESS OF PENNSYLVANIA, INC., a Delaware corporation, BROOKFIELD TRANSIT INC., a New York corporation, COURTESY BUS CO., INC., a New York corporation, K. CORR, INC., a New York corporation, MERIT TRANSPORTATION CORP., a New York corporation, METROPOLITAN ESCORT SERVICE, INC., a New York corporation, RAYBERN BUS SERVICE, INC., a New York corporation, RAYBERN CAPITAL CORP., a New York corporation, RAYBERN EQUITY CORP., a New York corporation, and STATEN ISLAND BUS, INC., a New York corporation (each individually, an "Existing Borrower" and any two or more collectively, "Existing Borrowers"), ATLANTIC EXPRESS TRANSPORTATION CORP., a New York corporation ("Parent"), BLOCK 7932, INC., a New York corporation, G.V.D. LEASING CO., INC., a New York corporation, 180 JAMAICA CORP., a New York corporation, METRO AFFILIATES, INC., a New York corporation, MIDWAY LEASING, INC., a New York corporation, and TEMPORARY TRANSIT SERVICE, INC., a New York corporation (each individually, including Parent, an "Existing Guarantor" and any two or more collectively, "Existing Guarantors"), ATLANTIC EXPRESS OF L.A. INC., a California corporation ("AELA"), CENTRAL NEW YORK COACH SALES & SERVICE INC., a New York corporation ("Central"), JERSEY BUS SALES, INC., a New Jersey corporation ("Jersey", and together with Central, AELA and Existing Borrowers, hereinafter collectively referred to as "Borrowers") ATLANTIC-CHITTENANGO REAL PROPERTY CORP., a New York corporation ("Chittenango"), 201 WEST SOTELLO REALTY, INC., a California Corporation ("201"), JERSEY BUSINESS LAND CO. INC., a New Jersey corporation ("Jersey Land" and, together with Chittenago and Existing Guarantors, hereinafter collectively referred to as "Guarantors").

                                R E C I T A L S:

                  WHEREAS, (i) Existing Borrowers, Parent, and Lender entered into that certain Loan and Security Agreement, dated February 4, 1997, (the "Loan Agreement"), pursuant to which Lender has made and may continue to make loans and other financial accommodations to Borrowers, and (ii) each Existing Borrower entered into a Guarantee dated February 4, 1997 (the "Borrower Guarantee"), to guarantee to Lender the payment and performance of each other Borrower's obligations to Lender;

                  WHEREAS, Existing Guarantors entered into (i) a Guarantee dated February 4, 1997 (the "Guarantee"), to guarantee to Lender the payment and performance of Borrowers' obligations to Lender, and (ii) a General Security Agreement dated February 4, 1997 (the "Guarantor Security Agreement"), to secure their obligations under the Guarantee;

                  WHEREAS, Central, Jersey, Chittenango, AELA, 201 and Jersey Land are wholly owned subsidiaries of Parent acquired by Parent since the date of the Loan Agreement with the consent of Lender;

                  WHEREAS, under the Loan Agreement, Parent is permitted to acquire a new subsidiary only if such subsidiary becomes a "Borrower" or a "Guarantor" under the Loan Agreement and grants to Lender a first priority security interest in certain of its property;

                  WHEREAS, Borrowers and Existing Guarantor have requested Lender, and Lender is willing to agree, on the terms and conditions hereof, to amend the Loan Agreement and the other Financing Agreements to include Central, Jersey and AELA as "Borrowers" thereunder and to provide for additional borrowing availability based upon certain eligible assets of Central, Jersey and AELA; and

                  WHEREAS, Chittenango, Jersey Land and 201 have agreed to become Guarantors under the Guarantee.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

                  1. Incorporation of Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or the Intercreditor Agreement (as such term is defined in the Loan Agreement).

                  2. Amendments to Loan Agreement. Effective upon the satisfaction of the conditions set forth in Section 5 of this Amendment:

                  (a) Section 1 of the Loan Agreement is amended by adding the following defined terms in the appropriate alphabetical order:

                           "Central" shall mean Central New York Coach Sales & Service Inc., a New York corporation.

                           "Eligible Inventory" shall mean Inventory consisting of new and used buses held by Central or Jersey for sale or lease in the ordinary course of the business of Central or Jersey and which are acceptable to Lender based on the criteria set forth below. In general, Eligible Inventory shall not include (a) components and spare parts held for sale as replacement parts or held for use in vehicle maintenance or repair; (b) supplies used or consumed in Borrowers' business; (c) Inventory at premises other than those owned and controlled by Borrowers, except if Lender shall have received an agreement in writing from the person in possession of such

                           Inventory and/or the owner or operator of such premises in form and substance satisfactory to Lender acknowledging Lender's first priority security interest in the Inventory, waiving security interests and claims by such person against the Inventory and permitting Lender access to, and the right to remain on, the premises so as to exercise Lender's rights and remedies and otherwise deal with the Collateral;
                           (d) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement; (e) bill and hold goods;
                           (f) unserviceable, obsolete or slow moving Inventory;
                           (g) Inventory which is not subject to the first priority, valid and perfected security interest of Lender; (h) returned, damaged and/or defective Inventory including, without limitation, buses which are not in good operating condition or which do not meet all necessary safety standards for the use for which they are intended; (i) Inventory as to which a certificate of title (other than a dealer's or comparable certificate or title) has been issued, unless (i) Lender's security interest in such Inventory has been reflected in accordance with applicable law on such certificate of title or (ii) Lender's security interest is not required to be reflected thereon under applicable law in order to be perfected; (j) Inventory on lease or rental to any Person; (k) Inventory purchased or sold on consignment; and (l) Inventory acquired or held for sale, lease, or other disposition to, or for use in the operations of, any other Borrower, any Guarantor, or any Affiliate of any thereof. General criteria for Eligible Inventory may be established and revised from time to time by Lender in good faith. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

                           "Jersey" shall mean Jersey Bus Sales, Inc., a New Jersey corporation.

                           "Value" shall mean, as determined by Lender in good faith, with respect to Inventory, the lesser of (a) the actual cost determined on a specific identification basis in accordance with GAAP or, in the case of used buses, computed in accordance with such other method as is acceptable to Lender in its sole discretion, and (b) the net realizable value of such Inventory determined in accordance with GAAP.

                  (b) Section 1.20 of the Loan Agreement is amended by: (i) amending subsection (c) of such Section to refer to "Section 7.2(b)" instead of "Section 7.2(c)"; (ii) redesignating subsection (p) of such Section as subsection (q); and (iii) deleting "and" at the end of subsection (o) and adding the following additional subsection following subsection (o) of such Section:

                                    "(p) such Accounts do not represent payments
                           due in respect of the lease or rental of goods; and"

                  (c) Section 1.40 of the Loan Agreement is amended in its entirety to read as follows:

                           "Inventory" of a Borrower shall mean (i) for all Borrowers other than Central and Jersey, all of such Borrower's now owned and hereafter existing or acquired inventory consisting of fuel and oil and other supplies used or useful in such Borrower's business and spare parts for vehicles, wherever located, and (ii) for Central and Jersey, all of such Borrower's now owned or hereafter existing or acquired raw materials, work in process, finished goods, and all other inventory of whatsoever kind or nature, wherever located.

                  (d) Section 2.1(a) of the Loan Agreement is amended in its entirety to read as follows:

                           2.1  Revolving Loans.

                              (a) Subject to, and upon the terms and conditions
                           contained herein, Lender agrees to make Revolving Loans to each Borrower from time to time in amounts requested by such Borrower or the Borrowers' Representative up to an amount, which, when taken together with all other Revolving Loans which are outstanding to Borrowers, does not exceed the sum of:

                              (i) eighty-five (85%) percent of the aggregate Net
                           Amount of Eligible Accounts of all Borrowers, plus

                             (ii) the lesser of: (A) the sum of (1) eighty (80%)
                           percent of the aggregate Value of Eligible Inventory of Central and Jersey consisting of new buses plus
                           (2) the lesser of: (x) $1,000,000 and (y) fifty (50%)
                           percent of the aggregate Value of Eligible Inventory of Central and Jersey consisting of used buses; or
                           (B) $10,000,000, less

                            (iii) any Availability Reserves.

                  (e) Section 2.1(b) of the Loan Agreement is amended in its entirety to read as follows:

                           (b) Lender may, in its discretion, from time to time, upon not less than five (5) Business Days prior telephonic notice to Borrowers' Representative (which may, in Lender's sole discretion, be confirmed by Lender in writing at any time thereafter without limiting the effectiveness of the original telephonic notice), (i) reduce the lending formula with respect to Eligible Accounts to the extent that Lender determines in good faith that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate amount of total revenues) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (B) the general creditworthiness of account debtors has declined or
                           (ii) reduce any of the lending formulas with respect to Eligible Inventory to the extent that Lender determines that: (A) the number of days of the turnover of the Inventory for any period has changed in any material respect or (B) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (C) the nature and quality of the Inventory has deteriorated. In determining whether to reduce any of the lending formulas, Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Availability Reserves.

                  (f) Section 2.1 of the Loan Agreement is amended by adding the following subsection (d) at the end thereof:

                           (d) For purposes only of applying the sublimit on Revolving Loans based on Eligible Inventory pursuant to Section 2.1(a)(ii)(B), Lender may treat the then undrawn amounts of outstanding Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Lender is in effect basing the issuance of the Letter of Credit Accommodations on the Value of the Eligible Inventory being purchased with such Letter of Credit Accommodations. In determining the actual amounts of such Letter of Credit Accommodations to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Availability Reserves shall be attributed first to any components of the lending formulas in Section 2.1(a) that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit.

                  (g) Section 2.2(c) of the Loan Agreement is amended in its entirety to read as follows:

                           (c) No Letter of Credit Accommodations shall be available unless on the date of the proposed issuance of any Letter of Credit Accommodations, the Revolving Loans available to the Borrowers (subject to the Maximum Credit and any Availability Reserves) are equal to or greater than: (i) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory, the sum of (A) the percentage equal to one hundred (100%) percent minus the then applicable percentage set forth in Section 2.1(a)(ii)(A) above the Value of such Eligible Inventory, plus (B) freight, taxes, duty and other amounts which Lender estimates must be paid in connection with such Inventory upon arrival and for delivery to one of Borrowers' locations for Eligible Inventory within the United States of America and
                           (ii) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred (100%) percent of the face amount of such proposed Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, an Availability Reserve shall be established in the applicable amount set forth in
                           Section 2.2(c)(i) or Section 2.2(c)(ii).

                  (h) Section 7.1 of the Loan Agreement is amended in its entirety to read as follows:

                           7.1 Collateral Reporting. Each Borrower shall provide Lender with the following documents in a form satisfactory to Lender: (a) on a weekly basis or other regular basis as required by Lender, a borrowing base report, which shall be in form, substance and detail satisfactory to Lender, (b) on a monthly basis or more frequently as Lender may request, (i) perpetual inventory reports, (ii) inventory reports by category and (iii) agings of accounts payable and accounts receivable, (c) upon Lender's request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (ii) copies of shipping and delivery documents, and (iii) copies of purchase orders, invoices and delivery documents for Inventory acquired by Central or Jersey; and (d) such other reports as to the Collateral as Lender shall request from time to time. At any time that Excess Availability is less than $5,000,000, Lender shall have the right to require the foregoing documents and reports to be provided to it on a more frequent basis determined by Lender. If any of a Borrower's records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, such Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Lender and to follow Lender's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

                  (i) Section 7 of the Loan Agreement is amended by adding the following as Section 7.3 and renumbering existing Sections 7.3, 7.4 and 7.5 as Sections 7.4, 7.5 and 7.6, respectively:

                           7.3 Inventory Covenants. With respect to the
                           Inventory: (a) Central and Jersey shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Borrowers' cost therefor and daily withdrawals therefrom and additions thereto; (b) Central and Jersey shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Central and Jersey shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of such Borrowers' business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) upon Lender's request, each of Central and Jersey shall, at its expense, no more than once in any calendar year, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to its Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely;
                           (e) Central and Jersey shall give Lender not less than two (2) days prior written notice of any sale, lease, or other disposition of Inventory to, or use of any Inventory in the operations of, any other Borrower, any Guarantor, or any Affiliate of any thereof, and shall give Lender written notice of the acquisition or identification of any Inventory for or to the foregoing purposes, not less than two (2) days after such acquisition or identification; (f) Central and Jersey shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders related thereto); (g) Central and Jersey assume all responsibility and liability arising from or relating to the production, use, sale or other disposition of their Inventory; (h) Central and Jersey shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate such Borrower to repurchase such Inventory; (i) Central and Jersey shall keep the Inventory in good and marketable condition; and (j) Central and Jersey shall not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval.

                  3. (a) Each of Central, Jersey and AELA hereby join in and become a party to the Loan Agreement as a Borrower and, as a Borrower, hereby join in and become a party to each other Financing Agreement to which the Borrowers are parties (including, without limitation, the Borrower Guarantee), and each of Central and Jersey hereby assume and agree to be bound by and to perform and discharge each of the Obligations and each other duty, covenant, agreement, liability, and obligation of the Borrowers under the Loan Agreement and the Financing Agreements, in each case with the same effect as if Central and Jersey had been named as Borrowers in and had executed and delivered the Loan Agreement and such other Financing Agreements. All references in any of the Financing Agreements to the terms "Borrowers", "Debtors", "us", "we", "our" or any other term referring to the same shall be deemed and each such reference is hereby amended to mean and include Central and Jersey.

                           (b) Each of Chittenango, Jersey and 201 Land hereby
join in and become a party to the Guarantee as a Guarantor and, as a Guarantor, hereby join in and become a party to each other Financing Agreement to which the Guarantors are parties (including, without limitation, the Guarantor Security Agreement), and each of Chittenango and Jersey Land hereby assume and agree to be bound by and to perform and discharge each of the Obligations and each other duty, covenant, agreement, liability, and obligation of the Guarantors under the Guarantee and the Financing Agreements, in each case with the same effect as if Chittenango and Jersey Land has been named as Guarantors in and had executed and delivered the Guarantee and such other Financing Agreements. All references in any of the Financing Agreements to the terms "Guarantors", "Debtors", "us", "we", "our" or any other term referring to the same shall be deemed and each such reference is hereby amended to mean and include Chittenango and Jersey Land.

                  4. Acknowledgment. Each of the Borrowers (including, without limitation, Central and Jersey) and each of the Guarantors (including, without limitation, Chittenango and Jersey Land) hereby acknowledge, confirm and agree that Existing Borrowers are indebted to Lender for Obligations as of the close of business on February 9, 1998, in respect of the loans and other credit accommodations made pursuant to the Financing Agreements in the aggregate principal amount of approximately $3,852,200.98 together with interest accrued and accruing thereon, and together with costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by Existing Borrowers to Lender, all of which are unconditionally owing by Existing Borrowers to Lender, without offset, defense or counterclaim of any kind, nature and description whatsoever.

                  5. Conditions Precedent. The amendments to the Loan Agreement set forth in Section 2 shall not be effective unless and until each of the following conditions precedent is satisfied as determined by Lender:

                                    (a) each of Borrowers and Guarantors shall
                           have executed and delivered to Lender this Amendment;

                                    (b) each of the Guarantors shall have
                           executed and delivered the acknowledgement attached hereto to Lender;

                                    (c) the Collateral Agent shall have executed
                           and delivered to Lender an amendment to the Intercreditor Agreement, in form and substance satisfactory to Lender;

                                    (d) Lender shall have received evidence,
                           including, without limitation, lien and title searches in form and substance satisfactory to Lender, that after giving effect to the amendments affected hereby, and the consummation of the other transactions contemplated hereby, Lender has a valid and perfected first priority security interest in and lien on the Collateral and any other property which is intended to be security for the Obligations;

                                    (e) Borrowers and Guarantors shall have
                           delivered to Lender copies of requisite corporate action and proceedings in connection with this Amendment, in form and substance satisfactory to Lender and, where requested by Lender or Lender's counsel, certified by appropriate corporate officers or governmental authorities;

                                    (f) Lender shall have received from each of
                           Central, Jersey, AELA, Chittenango, 201 and Jersey Land evidence of insurance and loss payee endorsements required under the Financing Agreements, in form and substance acceptable to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee;

                                    (g) Lender shall have received, in form and
                           substance satisfactory to Lender, all such consents, acknowledgments, amendments and other agreements from third parties which Lender may deem necessary or desirable in order to permit, protect and perfect, and/or to assure the continuing full force and effectiveness of, after giving effect to amendment and agreements contained in this Amendment, (i) Lender's security interests in and liens on the Collateral or any other property which is intended to be security for the Obligations, and (ii) any consents or agreements with which Lender has been provided, or which have been made in Lender's favor or for Lender's benefit, at any time in connection with the financing provided by Lender pursuant to the Financing Agreements;

                                    (h) Lender shall have received an opinion or
                           opinions of counsel, in form and substance and from counsel satisfactory to Lender, covering such matters relating to this Amendment, the transactions contemplated hereby, and the other Financing Agreements and such other matters as Lender shall request;

                                    (i) each of the representations and
                           warranties of Borrowers and Guarantors set forth in the Loan Agreement and each of the other Financing Agreements is true and correct in all material respects as of such date; and

                                   (j) immediately prior to, and immediately
                           after giving effect to, the amendments and agreements set forth herein, there shall exist no Event of Default or event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default.

                  6. Expenses. Each of Borrowers and Guarantors confirms that, under the Loan Agreement, it shall pay Lender's attorneys' fees and reasonable expenses incurred in connection with this Amendment and the transactions contemplated hereby.

                  7. Ratification. Each of Borrowers and Guarantors hereby ratify, assume, adopt and agree to be bound by the Financing Agreements and agree to pay all of the Obligations arising thereunder in accordance with the terms of the Financing Agreements. Except as expressly set forth herein, the Loan Agreement and the other Financing Agreements are not modified hereby and each shall remain in full force and effect in accordance with the respective provisions thereof on the date hereof, and the Loan Agreement and the other Financing Agreements are each in all respects ratified and affirmed. Lender's agreements herein shall not be construed to require Lender to make any amendment to the Loan Agreement or any other Financing Agreements, on any other occasion, regardless of the similarity of circumstances. The amendments contained herein shall not be construed to limit or waive any of Lender's rights and remedies under the Financing Agreements with respect to any Event of Default occurring hereafter or any currently existing Event of Default not expressly waived herein.

                  8. Representations and Warranties. Without limiting any other provision of this Amendment, and as an inducement to Lender to enter into this Amendment, (a) each of Borrower and Guarantor hereby: (i) represents, warrants and agrees that the Loan Agreement, this Amendment and the other Financing Agreements to which it is a party, after giving effect to all amendments and agreements contained herein, constitute its valid and binding obligations, enforceable against it in accordance with their respective terms, without defenses, offsets or counterclaims; and (ii) represents and warrants that (A) each of the representations and warranties of such Borrower or Guarantor set forth in the Loan Agreement and the other Financing Agreements is true and correct in all material respects, as of the date hereof; and (B) after giving effect to this Amendment, there exists no Event of Default or event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default, and (b) each of Jersey, Central, Chittenango, and Jersey Land represents, warrants and agrees that: (i) it is a corporation duly organized and in existence and good standing under the laws of the state of its incorporation, and is duly qualified or registered as a foreign corporation and in good standing in all other jurisdictions where the nature and extent of the business transacted by it or its ownership of property makes such qualification or registration necessary; and (ii) the execution, delivery and performance of this Amendment and the other Financing Agreements to which it is a party, and all borrowings or guarantees contemplated hereby and thereby, after giving effect to all amendments and agreements contained herein, are within its power, have been duly authorized by all necessary corporate or other action and are not in contravention of the terms of any of its articles of incorporation, by-laws or other organizational documentation or any law, regulation, decree, order, judgement, indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound.

                  9. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any conflicts of laws provisions of such State.

                  10. Headings. The headings indicated herein are inserted for convenience only and shall not be considered a part of this Amendment, nor in any way limit the construction or interpretation of this Amendment.

                  11. Amendments and Waivers. Neither this Amendment nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

                  12. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                           IN WITNESS WHEREOF, this Amendment has been executed
and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

LENDER                                         BORROWERS
------                                         ---------
CONGRESS FINANCIAL CORPORATION                 AMBOY BUS CO., INC.

By:   Lawrence S. Forte                        By:/s/ Domenic Gatto
      --------------------------                  ---------------------------
                                                      Title: President

Title: First Vice President
       --------------------------
Address:                                       Chief Executive Office:
--------                                       ---------------------------

1133 Avenue of the Americas                    7 North Street
New York, New York  10036                      Staten Island, New York 10302

                                               ATLANTIC-CONN. TRANSIT, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               ATLANTIC-HUDSON, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               ATLANTIC PARATRANS, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               ATLANTIC PARATRANS OF KENTUCKY
                                                 INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               ATLANTIC COACHWAYS, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                              ATLANTIC EXPRESS OF MISSOURI, INC.

                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               ATLANTIC EXPRESS OF
                                                 PENNSYLVANIA, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:

                                               7 North Street
                                               Staten Island, New York 10302

                                               BROOKFIELD TRANSIT INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               COURTESY BUS CO., INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               K. CORR, INC.

                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               MERIT TRANSPORTATION CORP.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               ----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               METROPOLITAN ESCORT SERVICE,
                                                 INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -----------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               RAYBERN BUS SERVICE, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               RAYBERN CAPITAL CORP.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               RAYBERN EQUITY CORP.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               STATEN ISLAND BUS, INC.
                                               Chief Executive Office:
                                               -------------------------

                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               7 North Street
                                               Staten Island, New York 10302

                                               CENTRAL NEW YORK COACH SALES &
                                                 SERVICE, INC.

                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -------------------------
                                               JERSEY BUS SALES, INC.
                                               Chief Executive Office:
                                               -------------------------
                                               ______________________________
                                               ______________________________

                                               ATLANTIC EXPRESS OF L.A. INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -------------------------
                                               ______________________________
                                               ______________________________

                                               PARENT

                                               ATLANTIC EXPRESS TRANSPORTATION
                                                 CORP.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               Chief Executive Office:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               GUARANTORS
                                               ----------
                                               ATLANTIC EXPRESS
                                                 TRANSPORTATION CORP.

                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               BLOCK 7932, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               G.V.D. LEASING CO., INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               180 JAMAICA CORP.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               METRO AFFILIATES, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               MIDWAY LEASING INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               TEMPORARY TRANSIT SERVICE,
                                                 INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               ATLANTIC-CHITTENANGO REAL
                                                   PROPERTY CORP.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               JERSEY BUSINESS LAND CO. INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               7 North Street
                                               Staten Island, New York 10302

                                               201 WEST SOTELLO REALTY, INC.


                                               By:/s/ Domenic Gatto
                                                  -------------------------
                                                      Title:    President

                                               CHIEF EXECUTIVE OFFICE:
                                               -------------------------
                                               ______________________________
                                               ______________________________

         Each of the undersigned, in its capacity as the guarantor under a Guarantee dated February 4, 1997 made in favor of Lender (the "Guarantee") with respect to the obligations of one or all of the Existing Borrowers (as such term is defined in the foregoing Amendment) hereby (i) confirms that it has reviewed the foregoing Amendment and is familiar with its contents, and (ii) represents, warrants and agrees that after giving effect to the Amendment and the transactions contemplated thereby, (a) the Guarantee continues to be in full force and effect, is their valid and binding obligation enforceable in accordance with its terms, and is not subject to any defense, setoff or counterclaim, and (b) the terms "Obligor" and "Borrower" as defined in the Guarantee include each of Central and Jersey (as defined in the foregoing Amendment), and (c) the Guaranteed Obligations (as defined in the Guarantee) include, without limitation, all indebtedness, liabilities, obligations, and agreements of any kind, now existing or hereafter arising, which arise under, in connection with, or as a result of the Amendment or any transaction thereunder, including, without limitation, any and all indebtedness, liabilities and obligations of Central and Jersey to Lender. Each of such Guaranteed Obligations is secured by any property in which it has granted or may hereafter grant Lender a security interest or lien as security for the Guarantee.

Dated:  May 18, 1998


GUARANTORS
----------
ATLANTIC EXPRESS
  TRANSPORTATION CORP.

By:/s/ Domenic Gatto
   -----------------
Title: President


CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302


BLOCK 7932, INC.


By:/s/ Domenic Gatto
   -----------------
Title: President

CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302

G.V.D. LEASING CO., INC.

By:/s/ Domenic Gatto
   -----------------
Title: President



CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302



180 JAMAICA CORP.

By:/s/ Domenic Gatto
   -----------------
Title: President



CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302



METRO AFFILIATES, INC.

By:/s/ Domenic Gatto
   -----------------
Title: President

CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302



MIDWAY LEASING INC.

By:/s/ Domenic Gatto
   -----------------
Title: President



CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302



TEMPORARY TRANSIT SERVICE,
  INC.

By:/s/ Domenic Gatto
   -----------------
Title: President



CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302



ATLANTIC-CHITTENANGO REAL
    PROPERTY CORP.

By:/s/ Domenic Gatto
   -----------------
Title: President

CHIEF EXECUTIVE OFFICE:
-----------------------
7 North Street
Staten Island, New York 10302


JERSEY BUSINESS LAND CO. INC.

By:/s/ Domenic Gatto
   -----------------
Title: President


CHIEF EXECUTIVE OFFICE:
-----------------------
______________________________
______________________________


201 WEST SOTELLO REALTY, INC.

By:/s/ Domenic Gatto
   -------------------
Title: President

CHIEF EXECUTIVE OFFICE:
-----------------------
______________________________
______________________________